CONFIDENTIAL DRAFT – 1/15/2014 Exhibit 99.3 Fourth Quarter 2013 Earnings Conference Call January 16, 2014 Kelly S. King Chairman and Chief Executive Officer Daryl N. Bible Chief Financial Officer

Non-GAAP Information
Forward-Looking Information
2
This presentation contains forward-looking statements with respect to the financial condition, results of operations and businesses of BB&T. Statements that are not historical or current facts or statements about beliefs and expectations are forward-looking statements. Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “plans,”
“projects,” “may,” “will,” “should,” and other similar expressions are intended to identify these forward-looking statements. Forward-looking statements involve certain risks and uncertainties and are based on the beliefs and assumptions of the management of BB&T, and the information available to management at the time that this presentation was prepared.
Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, among others, the following: (1) general economic or business conditions, either nationally or regionally, may be less favorable than expected, resulting in, among other things, a deterioration in credit quality and / or a reduced demand for credit or other services; (2) disruptions to the credit and financial markets, either nationally or globally, including the impact of a downgrade of U.S. government obligations by one of the credit rating agencies and the adverse effects of the ongoing sovereign debt crisis in Europe; (3) changes in the interest rate environment may reduce net interest margins and / or the volumes and values of loans made or held as well as the value of other financial assets held; (4) competitive pressures among depository and other financial institutions may increase significantly; (5) legislative, regulatory, or accounting changes, including changes resulting from the adoption and implementation of the Dodd-Frank Wall Street Reform and Consumer
Protection Act of 2010, and changes in accounting standards, may adversely affect the businesses in which BB&T is engaged; (6) local, state or federal taxing authorities may take tax positions that are adverse to BB&T; (7) reduction in BB&T’s credit ratings; (8) adverse changes may occur in the securities markets; (9) competitors of BB&T may have greater financial resources and develop products that enable them to compete more successfully than BB&T and may be subject to different regulatory standards than BB&T; (10) costs or difficulties related to the integration of the businesses of BB&T and its merger partners may be greater than expected; (11) unpredictable natural or other disasters could have an adverse effect on BB&T in that such events could materially disrupt BB&T’s operations or the ability or willingness of BB&T’s customers to access the financial services BB&T offers; (12)
expected cost savings associated with completed mergers and acquisitions may not be fully realized or realized within the expected time frames; (13) deposit attrition, customer loss and/or revenue loss following completed mergers and acquisitions, may be greater than expected; and (14) BB&T faces system failures and cyber-security risks that could adversely affect BB&T’s business and financial performance.  These and other risk factors are more fully described in BB&T’s Annual Report on Form 10-K for the year ended December 31,
2012 under the section entitled Item 1A. “Risk Factors” and from time to time, in other filings with the Securities and Exchange Commission. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. Actual results may differ materially from those expressed in or implied by any forward-looking statements. Except to the extent required by applicable law or regulation, BB&T undertakes no obligation to revise or update publicly any forward-looking statements for any reason.
This presentation contains financial information and performance measures determined by methods other than in accordance with accounting principles generally accepted in the United
States of America (“GAAP”). BB&T’s management uses these “non-GAAP” measures in their analysis of the corporation’s performance and the efficiency of its operations. Management believes that these non-GAAP measures provide a greater understanding of ongoing operations and enhance comparability of results with prior periods as well as demonstrating the effects of significant gains and charges in the current period. The company believes that a meaningful analysis of its financial performance requires an understanding of the factors underlying that performance. BB&T’s management believes that investors may use these non-GAAP financial measures to analyze financial performance without the impact of unusual items that may obscure trends in the company’s underlying performance. These disclosures should not be viewed as a substitute for financial measures determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. In this presentation, these measures are generally marked as “non-GAAP” and are accompanied with disclosure regarding why BB&T’s management believes such measures are useful to investors.  Below is a listing of the types of non-GAAP measures used in this presentation:
Tangible common equity, Tier 1 common equity and related ratios are non-GAAP measures. The return on average risk-weighted assets is a non-GAAP measure.  The
Basel III common equity Tier I capital ratio reflects management’s interpretation of the regulatory requirements.  BB&T’s management uses these measures to assess the quality of capital and believes that investors may find them useful in their analysis of the Corporation.
Asset quality ratios have been adjusted to remove the impact of acquired loans and foreclosed property covered by FDIC loss sharing agreements from the numerator and denominator of these ratios.  Management believes that their inclusion may result in distortion of these ratios, such that they may not be comparable to other periods presented or to other portfolios that were not impacted by purchase accounting.
Fee income and efficiency ratios are non-GAAP in that they exclude securities gains (losses), foreclosed property expense, amortization of intangible assets, merger-related and restructuring charges, the impact of FDIC loss share accounting and other selected items.  BB&T’s management uses these measures in their analysis of the
Corporation’s performance.  BB&T’s management believes these measures provide a greater understanding of ongoing operations and enhance comparability of results with prior periods, as well as demonstrating the effects of significant gains and charges.
Return on average tangible common shareholders’ equity is a non-GAAP measure that calculates the return on average common shareholders’ equity without the impact of intangible assets and their related amortization.  This measure is useful for evaluating the performance of a business consistently, whether acquired or developed internally.
Core net interest margin is a non-GAAP measure that adjusts net interest margin to exclude the estimated impact of interest income and funding costs associated with loans and securities acquired in the Colonial acquisition.  BB&T’s management believes that the exclusion of the generally higher yielding assets acquired in the Colonial transaction from the calculation of net interest margin provides investors with useful information related to the relative performance of the remainder of BB&T’s earning assets.
A reconciliation of these non-GAAP measures to the most directly comparable GAAP measure is included on the Investor Relations section of BB&T’s website and as an appendix to this presentation.

2013 Fourth Quarter Performance Highlights

Net income totaled $537 million, up 6.1% compared to 4Q12
Diluted EPS was $0.75, an increase of 5.6% vs. 4Q12
Sales Finance and Revolving Credit grew 11.9% and 8.4%, respectively, vs. 3Q13
Other CRE growth was 5.2% vs. 3Q13
Excluding the sale of a subsidiary and related loan transfer, Other Lending Subsidiaries grew 3.5%
Residential mortgage loans increased 9.8% compared to 3Q13; 6.0% excluding loans transferred
Average deposits decreased $2.0 billion, or 6.3% vs. 3Q13
Noninterest-bearing deposits increased $1.1 billion, or 12.8% vs. 3Q13
Deposit mix improved and cost declined 3 basis points to 0.28%
Net charge-offs remained unchanged from 3Q13 at 0.49% of average loans and leases
NPLs decreased $95 million, or 9.2% vs. 3Q13
NPAs decreased $109 million, or 9.4% vs. 3Q13
ALLL coverage ratio improved to 1.73x NPLs from 1.66x at 3Q13
Total revenues were $2.4 billion, up 3.9% compared to 3Q13
Results driven by lower deposit costs, seasonally higher insurance revenues, record investment
Fee income ratio increased to 43.5%
4
Noninterest expense decreased 4.0% vs. 3Q13
Professional services decreased $14 million due to systems and project related enhancements
Efficiency ratio improved and BB&T produced positive operating leverage in 4Q13
Management expects continued improvement in efficiency ratio throughout 2014
1 Linked quarter growth rates are annualized, except credit metrics
2 Available to common shareholders.
3 Fully taxable equivalent .
4 Excludes securities gains (losses), the impact of FDIC loss share accounting and other selected items.  See non-GAAP reconciliations included in the attached Appendix
5 Excludes covered assets
3
5
vs. 3Q13
banking and brokerage revenues and record trust and investment advisory income
2
3
Earnings
Highlights
Revenues
Loans
Deposits
Credit
Quality
Expenses

Pretax After Tax
EPS
Impact
Gain on sale of subsidiary $ 31 $ 19 $ 0.03
Merger-related and restructuring charges, net $ 10 $  6 $ (0.01)

Unusual Items Affecting Earnings
$ in millions, except per share impact

Average Loans Held for Investment
($ in billions)
$116
$115
$114
$113
$112
$111
$113.6
$113.2
$114.3
$115.1
$114.8
4Q12
1Q13
2Q13
3Q13
4Q13

Loan Demand Improving
1
C&I flat excluding mortgage warehouse lending
CRE – Other experienced solid growth at 5.2%
Experienced strong retail annualized loan growth
11.9% growth in Sales Finance
8.4% growth in Revolving Credit
9.8% increase in Residential Mortgage; 6.0%
excluding loans transferred
Excluding the sale of a subsidiary and related loan
transfer, loans in Other Lending Subsidiaries increased
3.5%, led by:
Sheffield, up 11.8%
Equipment Finance, up 17.5%
Grandbridge, up 7.4%, and
Regional Acceptance, up 5.4%
1 Excludes loans held for sale.
2 Other Lending Subsidiaries consist of AFCO/CAFO/Prime Rate, BB&T Equipment Finance, Grandbridge Real Estate Capital, Sheffield Financial and Regional Acceptance.
C&I $  38,101 $(345) (3.6%)
CRE-Other 11,494 150 5.2
CRE-ADC 970 (52) (20.2)
Direct Retail 15,998 (114) (2.8)
Sales Finance 9,262 270 11.9
Revolving Credit 2,357 49 8.4
Residential Mortgage 23,979 576 9.8
Other Lending Subsidiaries
²
10,448 (570) (20.5)
Subtotal $ 112,609 $   (36) (0.1)
Covered loans 2,186 (316) (50.1)
Total $ 114,795 $ (352) (1.2)
4Q13 v. 3Q13
Annualized %
Increase
(Decrease)
Average Loans
($ in millions)
4Q13 v. 3Q13
$
Increase
(Decrease)
4Q13
Average
Balance
5
Average total loan growth for 1Q14 is expected to be
approximately 2% - 3%
Driven by C&I, CRE, Mortgage and Sales Finance
Growth in Other Lending Subsidiaries expected to
remain seasonally slower due to premium finance in
1Q14 before accelerating in 2Q14

Average Deposits
($ in billions)
$140.0
$130.0
$120.0
$110.0
$100.0
$90.0
0.70%
0.60%
0.50%
0.40%
0.30%
0.20%
$131.8
$130.4
$130.0
$127.9
$125.9
0.38%
0.36%
0.32%
0.31%
0.28%
4Q12
1Q13
2Q13
3Q13
4Q13
Total
Interest-Bearing Deposit Cost

Average Noninterest-Bearing Deposits
($ in billions)
$36.0
$34.0
$32.0
$30.0
$31.8
$32.5
$33.6
$34.2
$35.3
4Q12
1Q13
2Q13
3Q13
4Q13

Improved Deposit Mix and Cost
Strong organic growth in noninterest-bearing deposits,
up 12.8% annualized vs. 3Q13
Successfully reduced interest-bearing deposit cost to
28 bps during 4Q13
Management currently expects continued growth in all
client deposit balances during 2014
Noninterest-bearing deposits $ 35,347 $ 1,103 12.8%
Interest checking 18,969 143 3.0
Money market & savings 49,298 622 5.1
Subtotal $ 103,614 $1,868 7.3
Certificates and other time
deposits
21,580 (3,982) (61.8)
Foreign office deposits –
Interest-bearing
712 72 44.6
Total deposits $ 125,906 $(2,042) (6.3)
Average Deposits
($ in millions)
4Q13 v. 3Q13
Annualized %
Increase
(Decrease)
4Q13 v. 3Q13
$
Increase
(Decrease)
4Q13
Average
Balance

Annualized Net Charge-offs / Average Loans
1.20%
0.70%
0.20%
1.04%
0.98%
0.75%
0.49%
0.49%
4Q12
1Q13
2Q13
3Q13
4Q13

Total Nonperforming Assets as a Percentage of Total Assets
1.00%
0.80%
0.60%
0.40%
0.85%
0.80%
0.71%
0.65%
0.58%
4Q12
1Q13
2Q13
3Q13
4Q13

Credit Quality Continues to Improve
1
4Q13 net charge-offs were $141 million,
relatively flat vs. 3Q13
Lowest charge-off rate in 6 years
Management expects net charge-offs to
remain modestly below our normalized
range of 50-70 basis points (revised
lower) for the foreseeable future
9.4% reduction to $109 million in NPAs
and a 9.2% reduction to $95 million in
NPLs vs. 3Q13
Commercial NPLs down 13.3%
Lowest NPAs as a % of total
assets in 6 years
Management expects NPAs to decline
modestly in 1Q14
1
Excludes covered assets.
7
NCOs Down
52.2% vs.
4Q12
NPAs Down
31.4% vs.
4Q12

Commercial and total NPA inflows
decreased significantly in 4Q13,
driving loan loss improvement and a
lower provision
Delinquencies reflected modest
seasonality in the 4
th
quarter:
30-89 days at 0.82% of total loans
and leases
90 days and greater at 0.11%
Total commercial watchlist down
8.9%
Commercial NPA Inflows
Decline vs. 3Q13
1
1
Excludes covered assets and government guaranteed loans
The reserve release was $70
million for 4Q13 vs. $52 million
last quarter (including reserve for
unfunded commitments)
8
$274 $271
$194
$150
$101
$80
$130
$180
$230
$280
$330
4Q12 1Q13 2Q13 3Q13 4Q13
Commercial NPA Inflows
($ in millions)
1.60x
1.65x
2.07x
3.03x
2.88x
1.37x
1.43x
1.55x
1.66x
1.73x
0.50
1.00
1.50
2.00
2.50
3.00
3.50
4Q12 1Q13 2Q13 3Q13 4Q13
ALLL Coverage Ratios
ALLL to Net Charge-offs ALLL to NPLs HFI

Core Margin Stabilizing
4Q13 NIM declined 12 bps vs. 3Q13.  The
decline was a result of:
Larger than forecast decline in covered
asset yields
Impact of lower earning asset yields on
loans including impact of subsidiary sale
Partially offset by lower funding costs
Margin expected to decline approximately 5 bps
in 1Q14 driven by:
Impact of larger investment portfolio
Lower earning asset yields
Offset by:
Improved funding cost and mix change
Core margin expected to be relatively stable
following impact of securities build
Became slightly less asset sensitive in 4Q13
due to an increase in investment balances
related to Basel III liquidity
Remain well positioned for rising rates
1
Excludes covered assets.  See non-GAAP reconciliations included in the attached Appendix.
9
3.84%
3.76%
3.70%
3.68%
3.56%
3.42%
3.43%
3.40%
3.39%
3.34%
2.75%
3.25%
3.75%
4.25%
4Q12 1Q13 2Q13 3Q13 4Q13
Net Interest Margin
Reported NIM Core NIM
0.24%
0.77%
1.73%
2.90%
0.39%
0.51%
1.35%
2.27%
-1.00%
0.00%
1.00%
2.00%
3.00%
4.00%
Down 25 Up 50 Up 100 Up 200
Rate Sensitivities
Sensitivities as of 09/30/13 Sensitivities as of 12/31/13

Fee Income Improves
1 Excludes securities gains (losses), the impact of FDIC loss share accounting and other selected items.  See non-GAAP reconciliations included in the attached Appendix.
2 Linked quarter percentages are annualized.
4Q13
4Q13 v.
3Q13
Increase
(Decrease)
4Q13 v.
4Q12
Increase
(Decrease)
Insurance income $
371 17.9% 2.5%
Mortgage banking income
100 (57.6) (56.7)
Service charges on deposits
151 (2.6) 1.3
Investment banking and brokerage
fees and commissions
101 53.5 3.1
Bankcard fees and merchant
discounts 65 (11.8) 6.6
Checkcard fees 50 (7.8) 2.0
Trust and investment advisory
revenues 52 7.8 10.6
Income from bank-owned life
insurance 32 73.5 10.3
FDIC loss share income, net (75) 5.4 (22.7)
Securities gains (losses), net 5 NM NM
Other income           133 NM 46.2
Total noninterest income
$
985 35.1 (3.4)
Insurance income increased $16 million compared to
3Q13 due to seasonal factors and continued
improvement in market conditions related to insurance
premiums
Mortgage income declined $17 million vs. 3Q13,
reflecting lower gains on sale and volumes, tighter
pricing and the retention of certain mortgage loans
Investment banking and brokerage fees and
commissions increased $12 million to a record $101
million
Other income includes a $31 million gain on sale of a
consumer lending subsidiary and an increase of $18
million related to assets for certain post-employment
benefits, which is offset in personnel expense
Noninterest Income
($ in millions)
10
44.1%
42.9%
44.6%
41.6%
43.5%
30.0%
35.0%
40.0%
45.0%
50.0%
4Q12 1Q13 2Q13 3Q13 4Q13
Fee Income Ratio
1
2

Expenses Expected to Trend Lower
4Q13
4Q13 v.
3Q13
Increase
(Decrease)
4Q13 v.
4Q12
Increase
(Decrease)
Personnel expense $
827 10.8% 0.5%
Occupancy and equipment
expense
174 (6.7) 1.2
Loan-related expense
64 (34.0) (12.3)
Foreclosed property expense
11 (85.0) (77.1)
Regulatory charges 33 (69.4) (5.7)
Professional services
46 (92.6) -
Software expense
43 40.7 13.2
Amortization of intangibles
26 - (7.1)
Merger-related and restructuring
charges, net 10 NM (9.1)
Other expense 222 (23.5) 3.7
Total noninterest expense $
1,456 (4.0) (2.2)
1 Excludes securities gains (losses), foreclosed property expense, amortization of intangible assets, merger-related and restructuring charges, the impact of FDIC loss share accounting, and other selected items.
See non-GAAP reconciliations included in the attached Appendix.
2 Linked quarter percentages are annualized.
Noninterest expense peaked in 2013 and is expected to
trend lower throughout 2014.  Management expects
positive operating leverage for 2014.
Personnel expense increased $22 million  vs. 3Q13 due to
certain post-employment benefits and higher incentives
and commissions
Professional services decreased $14 million driven by a
decrease in legal expenses and a decline in costs
associated with project related expenses
Other expenses decreased primarily due to lower
insurance-related expenses and the impact of lower of
cost or market adjustments on owned real estate recorded
in 3Q13
Achieved positive operating leverage in the quarter
4Q13 effective rate tax rate was 29.2%; expecting similar rate in
1Q14
11
55.3%
56.4%
57.6%
60.1%
59.9%
50.0%
55.0%
60.0%
65.0%
4Q12 1Q13 2Q13 3Q13 4Q13
Noninterest Expense
($ in millions)
Efficiency Ratio
1
2

Capital Strength
1
1 Regulatory capital information is preliminary. Risk-weighted assets are determined based on regulatory capital requirements.  Under the regulatory framework for determining risk-weighted assets each asset class is assigned a risk-weighting of 0%, 20%, 50% or 100% based on the underlying risk of the specific asset class.  In addition, off balance sheet exposures are first converted to a balance sheet equivalent amount and subsequently assigned to one of the four risk-weightings. Tier 1 common equity ratio is a non-GAAP measure.  BB&T uses the Tier 1 common equity definition used in the SCAP assessment to calculate these ratios.  BB&T's management uses these measures to assess the quality of capital and believes that investors may find them useful in their analysis of the Corporation.  These capital measures are not necessarily comparable to similar capital measures that may be presented by other companies.
2
The Basel III
common equity Tier I ratio reflects management’s interpretation of the regulatory requirements.
Common equity Tier 1 ratio
under Basel III
was approximately 9.6% at December 31,
2013 vs. 9.0% at September 30, 2013
12
9.0%
9.1%
9.3%
9.4%
9.9%
8.0%
9.0%
10.0%
4Q12 1Q13 2Q13 3Q13 4Q13
10.5%
10.6%
11.1%
11.3%
11.8%
9.0%
9.5%
10.0%
10.5%
11.0%
11.5%
12.0%
4Q12 1Q13 2Q13 3Q13 4Q13
Basel Tier 1 Ratio
2
I
Basel Tier 1 Common Ratio
I

Community Banking Segment
Comments 4
Highlighted Metrics
4Q13 4Q12
($ in millions)
Inc/(Dec)
3Q13
Inc/(Dec)
4Q12 4Q13
($ in billions)
Net Interest Income
Noninterest Income¹
Loan Loss Provision
Noninterest Expense²
Income Tax Expense
Segment Net Income
$ (7)
(19)
(36)
-
4
$ 6
$ (55)
(17)
(121)
(52)
38
$ 63
Noninterest-bearing / Total Deposits
C&I Portfolio / Total Commercial Loans
CRE-other Loan Growth
Linked quarter commercial loan production up
61%
CRE-other loans increased $578 million, or
5.3%, compared with 4Q12 and 6.4%
annualized compared with 3Q13
Average dealer floor plan loans increased by
$394 million, or 98.9%, compared with 4Q12
and 104.3% annualized compared with 3Q13
Average deposit balances (excluding time
deposits) increased $4.5 billion, or 5.5%,
compared with 4Q12 and 9.8% compared with
3Q13
Announced agreement to acquire 21 branches
from Citi in Texas to accelerate franchise build
out
Common quarter net income drivers include:
Revenue:
Lower mortgage referral income
Higher bankcard and merchant fees
Higher service charges on deposits
Expense:
Lower loan charge-offs and provision
expense
Lower foreclosed property costs
Lower occupancy expense
12.4%
29.5%
67.2%
5.3%
23.3%
26.7%
68.0%
0.7%
1
Noninterest Income includes intersegment net referral fees
2
Noninterest Expense includes amortization of intangibles and allocated corporate expense
3
Current quarter over common quarter of prior year
4
Linked quarter growth rates annualized
$ 792
333
9
680
161
$ 275

Noninterest-bearing Deposit Growth
³

($ in millions)
Net Interest Income
Noninterest Income
1
Loan Loss Provision
Noninterest Expense
2
Income Tax Expense
Segment Net Income
Retail Originations
Correspondent Purchases
Total Production
Loan Sales
Loans Serviced for others (EOP)
30+ Days Delinquent (HFI only)
% Non-Accrual (HFI only)
Net Charge-Offs (HFI only)
Residential Mortgage Banking Segment
Retains and services mortgage loans originated by the Residential Mortgage Lending Division and through its referral relationship with the Community Bank and referral partners as well as those purchased from various correspondent originators
Comments
Highlighted Metrics
Inc/(Dec)
3Q13
Inc/(Dec)
4Q12 4Q13
1 Noninterest Income includes intersegment net referral fees
2 Noninterest Expense includes amortization of intangibles and allocated corporate expense
($ in billions)
4Q13 4Q12
$ 1.8
3.5
$ 5.3
$ 5.8
$ 87.4
3.14%
0.98%
0.27%
Residential mortgage loan production of $5.3
billion, down 37.6% vs. 4Q12
Retail mortgage originated $1.8 billion in loans,
down 46.2% vs. 4Q12
Correspondent loan production of $3.5 billion
decreased 31.8% vs. 4Q12
The 4Q13 production mix was 32% refinance /
68% purchase vs. 63% / 37% in 4Q12
Gain on sale margins declined to 0.55% in 4Q13
from 2.47% in Q412
Servicing fee income grew 4.4% vs. 4Q12 due
to slower prepay speeds and 18.5% growth in
loans serviced for others
Improving credit trends in the residential
mortgage portfolio led to lower provision
expense for the common quarter
4Q13 noninterest expense includes costs
associated with transfer of branch mortgage
production business to Residential Mortgage
Banking to be compliant with QM
$ 97
75
16
113
16
$ 27
$ (10)
(22)
44
6
(32)
$ (50)
$ (4)
(132)
(40)
(1)
(37)
$ (58)
$ 3.5
5.1
$ 8.6
$ 7.0
$ 73.8
3.54%
1.11%
0.46%

Highlighted Metrics
Net Interest Income
Noninterest Income
1
Loan Loss Provision
Noninterest Expense
2
Income Tax Expense
Segment Net Income
Primarily originates indirect loans to consumers on a prime and nonprime basis for the purchase of automobiles and other vehicles through approved dealers both in BB&T’s market and nationally (through Regional Acceptance Corporation)
Dealer Financial Services Segment
Comments
3
4Q13 4Q12
1 Noninterest Income includes intersegment net referral fees
2 Noninterest Expense includes amortization of intangibles and allocated corporate expense
3 Linked quarter growth rates annualized except for production
($ in billions)
Loan Originations
Loan Yield
Operating Margin
Net Charge-offs
($ in millions)
Inc/(Dec)
3Q13
Inc/(Dec)
4Q12 4Q13
$1.2
7.34%
46.5%
1.77%
$ 170
-
58
33
30
$ 49
$ 1.1
8.37%
38.7%
1.59%
$ -
(1)
11
(2)
(4)
$ (6)
$ 4
(2)
(9)
(3)
5
$ 9
Dealer Financial Services continued to
generate strong loan production. Loan
originations were up 14.5% 4Q13 vs. 4Q12,
driven by increased auto sales and BB&T
marketing efforts to dealers
Additional market expansion for Regional
Acceptance planned in Connecticut, Oregon,
Tennessee, and California during 2014
Credit quality metrics remain strong for both
Dealer Finance and Regional Acceptance
Focused on partnering with Community
Banking to increase dealer wholesale lending,
as well as indirect auto lending, through new
and expanded relationships with franchise auto
dealers throughout the BB&T footprint

Highlighted Metrics
Specialized Lending Segment
Net Interest Income
Noninterest
Income¹
Loan Loss Provision
Noninterest
Expense²
Income Tax Expense
Segment Net Income
Loan Originations
Loan Yield
Operating Margin
Net Charge-offs
Comments
1 Noninterest Income includes intersegment net referral fees
2 Noninterest Expense includes amortization of intangibles and allocated corporate expense
3 Linked quarter rates annualized except for production
($ in billions)
($ in millions)
Inc/(Dec)
3Q13
Inc/(Dec)
4Q12 4Q13
4Q13 4Q12
$ 115
61
6
73
26
$ 71
$ (32)
1
5
(17)
(7)
$ (12)
$ (34)
(4)
(18)
(18)
-
$ (2)
$ 5.4
5.66%
46.3%
.70%
$ 4.3
4.78%
55.1%
.18%
16
Operating margin improved to 55.1% in the 4
quarter
Grandbridge’s average loans held for investment
increased 7.4% vs. 3Q13 and 37.4% vs. 4Q12.
The lending pipeline shows favorable growth
prospects for 2014.
Equipment Finance’s strong origination
performance continued into 4Q13 with new
business volume up 33.2% over 3Q13,
combined with continued strong credit quality
Sheffield Financial’s 4Q13 loan growth
continued to be strong with 11.8%
annualized growth over 3Q13
3
Provides specialty lending including: commercial finance, mortgage warehouse lending, tax-exempt governmental finance, equipment leasing, commercial mortgage banking, insurance premium finance, dealer-based equipment financing, and direct consumer finance th

1 Noninterest Income includes intersegment net referral fees
2 Noninterest Expense includes amortization of intangibles and allocated corporate expense
Insurance Segment
Comments
Net Interest Income
Noninterest Income
1
Loan Loss Provision
Noninterest Expense
2
Income Tax Expense
Segment Net Income
Same Store Sales Growth
Noninterest Income Growth
Number of Stores
EBITDA  Margin
Provides property and casualty, life, and health insurance to business and individual clients.  It also provides workers compensation and professional liability, as well as surety coverage and title insurance
Highlighted Metrics
($ in millions)
Inc/(Dec)
3Q13
Inc/(Dec)
4Q12 4Q13
4Q13 4Q12
3.6%
4.6%
196
24.5%
$ 2
385
-
312
26
$ 49
7.1%
43.9%
206
21.6%
$ -
28
-
(12)
13
$ 27
$ -
17
-
1
5
$ 11
BB&T Insurance generated common quarter
insurance revenue growth of 1.5% in Retail,
6.1% in Wholesale, and 3.8% for Total
Insurance
Higher 4Q13 noninterest income and EBITDA
margin vs. 4Q12 was driven by increased new
business sales coupled with strong renewal
business and improving market pricing
Lower noninterest expense in 4Q13 versus
3Q13 primarily attributable to a reduction in
certain actuarially-determined loss reserves
Strong strategic emphasis is being placed on
Employee Benefits business
Continued focus on implementing an expanded
life insurance sales strategy involving current
BB&T Wealth, Broker/Dealer and P&C client
bases
6
th
largest insurance brokerage in the U.S. and
the world

Highlighted Metrics
Financial Services Segment
Comments
Average Loan Balances
Average Deposits
Total Assets Invested
Operating Margin
Provides trust services, wealth management, investment counseling, asset management, estate planning, employee benefits, corporate banking, and capital market services to individuals, corporations, governments, and other organizations
1
Noninterest Income includes intersegment net referral fees
2
Noninterest Expense includes amortization of intangibles and allocated corporate expense
Net Interest Income
Noninterest Income
1
Loan Loss Provision
Noninterest Expense
2
Income Tax Expense
Segment Net Income
($ in millions)
Inc/(Dec)
3Q13
Inc/(Dec)
4Q12 4Q13
4Q13 4Q12
Despite narrowing margins negatively impacting
net interest income, volume was driven by:
Corporate Banking, which generated 17.4% loan
growth vs. 4Q12
BB&T Wealth, which generated 22.6% loan
growth and 13.4% transaction deposit growth vs.
4Q12
Total assets invested increased to $111.2
billion, representing 15.6% growth vs. 4Q12
Increase in noninterest income vs. 3Q13 was
driven by higher investment banking &
brokerage and private equity partnership
income and trading account gains
Decrease in average deposits vs. 4Q12 was
driven by a strategic $7.7 billion reduction in
non-client CDs
New BB&T Scott & Stringfellow office opened in
Miami, FL, their 4    new office in FL within the
past 12 months
BB&T Retirement & Institutional Services
received 34 Best in Class awards in the 2013
national defined contribution survey conducted
by PlanSponsor
magazine
$ 9.4
26.3
111.2
43.2%
$ 108
214
(2)
185
52
$ 87
$ 7.9
33.4
96.2
44.9%
$ (3)
27
-
9
5
$ 10
$ (9)
6
6
(2)
(3)
$  (4)
($ in billions)

th

19

20 Appendix

Capital Measures
(Dollars in millions, except per share data) As of / Quarter Ended
Dec 31
2013
Sept 30
2013
June 30
2013
March 31
2013
Dec 31
2012
Selected Capital Information
Risk-based capital
Tier 1 $ 16,074 $ 15,606 $ 15,397 $ 14,432 $ 14,373
Total 19,512 19,255 19,193 18,321 18,267
Risk-weighted assets 136,366 138,303 138,265 135,914 136,367
Average quarterly tangible assets 172,142 173,787 174,865 174,214 175,015
Risk-based capital ratios
Tier 1 11.8% 11.3% 11.1% 10.6% 10.5%
Total 14.3 13.9 13.9 13.5 13.4
Leverage capital ratio 9.3 9.0 8.8 8.3 8.2
Equity as a percentage of total assets 12.5 12.2 12.0 11.7 11.5
Book value per common share $28.52 $27.59 $27.51 $27.15 $ 27.21
Selected non-GAAP Capital Information
(1)(3)
Tangible common equity as a percentage of tangible assets 7.3% 6.9% 6.8% 6.7% 6.6%
Tier 1 common equity as a percentage of risk-weighted assets 9.9 9.4 9.3    9.1    9.0
Tangible book value per common share $18.08 $17.06 $16.92 $16.50 $ 16.53
1. Regulatory capital information is preliminary.
2. Risk-weighted assets are determined based on regulatory capital requirements.  Under the regulatory framework for determining risk-weighted assets each asset class is assigned a risk-weighting of 0%, 20%, 50% or
100% based on the underlying risk of the specific asset class.  In addition, off-balance sheet exposures are first converted to a balance sheet equivalent amount and subsequently assigned to one of the four risk-
weightings.
3. Tangible common equity, Tier 1 common equity and related ratios are non-GAAP measures.  BB&T’s management uses these measures to assess the quality of capital and believes that investors may find them useful in their analysis of the Corporation.  These capital measures are not necessarily comparable to similar capital measures that may be presented by other companies.

1
2

(Dollars in millions)
Dec. 31,
2013
$ 13,471
Adjustments:
Other comprehensive income related to AFS securities, defined benefit pension and other postretirement employee benefit plans
-
Other adjustments 98
$ 13,569
$ 142,077
9.6%
Basel III Common Equity Tier 1 Ratio
1
1
Regulatory capital information is preliminary.  The Basel III common equity Tier 1 ratio reflects management’s interpretation of the regulatory requirements and is subject to change.
Common equity Tier 1 under Basel III definition
Estimated risk-weighted assets under Basel III definition
Basel III common equity Tier 1 ratio
Tier 1 common equity under Basel I definition

Non-GAAP Reconciliations
1
(Dollars in millions, except per share data) As of / Quarter Ended
Dec 31
2013
Sept 30
2013
June 30
2013
March 31
2013
Dec 31
2012
Calculations of tangible common equity, Tier 1 common equity, tangible assets and related measures: 3
$ 22,809 $ 22,094 $ 21,996 $ 21,229 $ 21,223
Less:
Preferred stock 2,603 2,603 2,603 2,116 2,116
Noncontrolling interests 50 45 56    65     65
Intangible assets 7,383 7,418 7,444                       7,477
Tangible common equity $12,773 $12,028 $11,893 $11,578 $11,565
Add:
Regulatory adjustments 698 975 901 738 692
Tier 1 common equity (Basel I)
$13,471 $13,003 $12,794 $12,316 $12,257
Total assets $182,341 $181,050 $182,735 $180,837 $183,872
Less:
Intangible assets 7,383 7,418 7,444 7,470 7,477
Tangible assets $174,958 $173,632 $175,291 $173,367 $176,395
Total risk-weighted assets $136,366 $138,303 $138,265 $135,914 $136,367
Tangible common equity as a percentage of tangible assets 7.3% 6.9% 6.8% 6.7% 6.6%
Tier 1 common equity as a percentage of risk-weighted assets
9.9 9.4 9.3   9.1   9.0
Tangible common equity $12,773 $12,028 $11,893 $11,578 $11,565
Outstanding shares at end of period (in thousands) 706,620 704,925 702,995 701,440 699,728
Tangible book value per common share $18.08 $17.06 $16.92 $16.50 $ 16.53
1. Regulatory capital information is preliminary.
2. Risk-weighted assets are determined based on regulatory capital requirements.  Under the regulatory framework for determining risk-weighted assets each asset class is assigned a risk-weighting of 0%, 20%, 50% or 100% based on the underlying risk of the specific asset class.  In addition, off-balance sheet exposures are first converted to a balance sheet equivalent amount and subsequently assigned to one of the four risk-weightings.
3. Tangible common equity, Tier 1 common equity and related ratios are non-GAAP measures. BB&T's management uses these measures to assess the quality of capital and believes that investors may find them useful in their analysis of the
Corporation.  These capital measures are not necessarily comparable to similar capital measures that may be presented by other companies.
23
7,470
2
Total shareholders’ equity
3
3

Non-GAAP Reconciliations
As of / Quarter Ended
Dec 31
2013
Sept 30
2013
June 30
2013
March 31
2013
Dec 31
2012
Asset Quality Ratios (including amounts related to
covered loans and covered foreclosed property)
Loans 30-89 days past due and still accruing as a
percentage of total loans and leases 1,2 0.88% 0.87% 0.88% 0.91% 1.02%
Loans 90 days or more past due and still accruing as a
percentage of total loans and leases 1,2 0.36 0.41 0.44 0.43 0.52
Nonperforming loans and leases as a percentage of
total loans and leases 0.80 0.87 0.97 1.09 1.17
Nonperforming assets as a percentage of:
Total assets 0.64 0.72 0.80 0.91 0.97
Loans and leases plus foreclosed property 1.00 1.10 1.23 1.39 1.51
Net charge-offs as a percentage of average loans and
leases
0.48 0.48 0.74 1.00
1.02
Allowance for loan and lease losses as a percentage of
loans and leases held for investment 1.49 1.59 1.64 1.73 1.76
Ratio of allowance for loan and lease losses to:
Net charge-offs 3.06 X 3.22 X 2.18 X 1.69 X 1.69 X
Nonperforming loans and leases held for investment 1.85 1.78 1.66 1.54 1.46
24
Applicable ratios are annualized.
1 Excludes mortgage loans guaranteed by GNMA that BB&T does not have the obligation to repurchase.
2 Excludes mortgage loans guaranteed by the government.

Non-GAAP Reconciliations
As of / Quarter Ended
Dec 31
2013
Sept 30
2013
June 30
2013
March 31
2013
Dec 31
2012
Asset Quality Ratios (excluding amounts related to
covered loans and covered foreclosed property) 3
Loans 30-89 days past due and still accruing as a
percentage of total loans and leases 1,2 0.82% 0.79% 0.81% 0.83% 0.93%
Loans 90 days or more past due and still accruing as a
percentage of total loans and leases 1,2 0.11 0.10 0.11 0.12 0.15
Nonperforming loans and leases as a percentage of
total loans and leases 0.81 0.89 0.99 1.12 1.20
Nonperforming assets as a percentage of:
Total assets 0.58 0.65 0.71 0.80 0.85
Loans and leases plus foreclosed property 0.91 1.00 1.10 1.23 1.33
Net charge-offs as a percentage of average loans and
leases
0.49 0.49 0.75 0.98 1.04
Allowance for loan and lease losses as a percentage of
loans and leases held for investment 1.42 1.51 1.57 1.65 1.70
Ratio of allowance for loan and lease losses to:
Net charge-offs 2.88 X 3.03 X 2.07 X 1.65 X 1.60 X
Nonperforming loans and leases held for investment 1.73 1.66 1.55 1.43 1.37
25
Applicable ratios are annualized.
1 Excludes mortgage loans guaranteed by GNMA that BB&T does not have the obligation to repurchase.
2 Excludes mortgage loans guaranteed by the government.
3 These asset quality ratios have been adjusted to remove the impact of covered loans and covered foreclosed property.  Appropriate adjustments to the numerator and denominator have been reflected in the calculation of these ratios.  Management believes the inclusion of covered loans in certain asset quality ratios that include nonperforming assets, past due loans or net charge-offs in the numerator or denominator results in distortion of these ratios and they may not be comparable to other periods presented or to other portfolios that were not impacted by loss share accounting.

Non-GAAP Reconciliations
Quarter Ended
Efficiency and Fee Income Ratios
Dec 31
2013
Sept 30
2013
June 30
2013
March 31
2013
Dec 31
2012
Efficiency ratio – GAAP
61.1% 62.4% 59.9% 57.5% 58.8%
Effect of securities gains (losses), net
0.1 - 0.5 0.5 -
Effect of merger-related and restructuring charges, net
(0.4) (0.2) (1.1) (0.2) (0.5)
Effect of  gain on sale of subsidiary
0.8 - - - -
Effect of FDIC loss share accounting
(0.2) - (0.2) 0.5 (0.1)
Effect of foreclosed property expense
(0.5) (0.6) (0.5) (0.8) (1.9)
Effect of owned real estate adjustments
- (0.5) - - -
Effect of amortization of intangibles
(1.0) (1.0) (1.0) (1.1) (1.0)
Efficiency ratio – reported
59.9 60.1 57.6 56.4 55.3
Fee income ratio – GAAP
41.4% 38.4% 41.9% 40.7% 40.3%
Effect of securities gains (losses), net
(0.1) - (0.5) (0.5) -
Effect of gain on sale of subsidiary
(0.8) - - - -
Effect of FDIC loss share accounting
3.0 3.2 3.2 2.7  3.8
Fee income ratio – reported
43.5 41.6 44.6 42.9 44.1

Non-GAAP Reconciliations

Year-to-Date Dec 31
Efficiency and Fee Income Ratios 2013 2012
Efficiency ratio – GAAP
60.2% 59.3%
Effect of securities gains (losses), net
0.3 (0.1)
Effect of merger-related and restructuring charges, net
(0.5) (0.7)
Effect of gain on sale of subsidiary
0.2 -
Effect of mortgage repurchase expense adjustments
- (0.1)
Effect of FDIC loss share accounting
- 0.1
Effect of affordable housing investments write-down
- (0.2)
Effect of foreclosed property expense
(0.6) (2.7)
Effect of leveraged lease sale/write-downs
- (0.2)
Effect of owned real estate adjustments
(0.1) -
Effect of amortization of intangibles
(1.0) (1.1)
Efficiency ratio – reported
58.5 54.3
Fee income ratio – GAAP
40.6% 38.9%
Effect of securities gains (losses), net
(0.3) 0.1
Effect of gain on sale of subsidiary
(0.2) -
Effect of affordable housing investments write-down
- 0.2
Effect of FDIC loss share accounting
3.1 3.3
43.2 42.5
Fee income ratio – reported

Non-GAAP Reconciliations
(Dollars in millions)
Quarter Ended
Dec 31 Sept 30 June 30 Mar 31 Dec  31
Return on Average Tangible Common Shareholders' Equity
2013 2013 2013 2013 2012
Net income available to common shareholders $ 537 $ 268 $ 547 $ 210 $ 506
Plus:
Amortization of intangibles, net of tax 16 16 17 17 17
Tangible net income available to common shareholders $ 553 $ 284 $ 564 $ 227 $ 523
Average common shareholders' equity $ 19,657 $ 19,491 $ 19,293 $ 19,138 $ 19,160
Less:
Average intangible assets 7,397 7,431 7,456 7,464 7,463
Average tangible common shareholders' equity $ 12,260 $ 12,060 $ 11,837 $ 11,674 $ 11,697
Return on average tangible common shareholders' equity 17.91% 9.33% 19.12% 7.87% 17.80%

Non-GAAP Reconciliations

Quarter Ended
Reported net interest margin vs. core net interest margin
Dec 31
2013
Sept 30
2013
June 30
2013
March 31
2013
Dec 31
2012
Reported net interest margin - GAAP
3.56% 3.68% 3.70% 3.76% 3.84%
Adjustments to interest income for covered assets:
Effect of covered securities
(0.05) (0.07) (0.06) (0.07) (0.09)
Effect of covered loans
(0.19) (0.24) (0.26) (0.28) (0.36)
Adjustments to interest expense:
Effect of interest expense on covered assets 0.02 0.02 0.02 0.02 0.03
Core net interest margin
3.34% 3.39% 3.40% 3.43% 3.42%

Non-GAAP Reconciliations

(Dollars in millions, except per share data)
Net Income Available to Common Shareholders
Quarter Ended
Sept 30,
2013
Net income available to common shareholders - GAAP
$ 268
Effect of tax adjustment
235
Net income available to common shareholders – adjusted
$ 503
Diluted EPS
Diluted EPS – GAAP
$ 0.37
Effect of tax adjustment
0.33
Diluted EPS – adjusted
$ 0.70
(Dollars in millions, except per share data)
Net Income Available to Common Shareholders
Quarter Ended
Mar 31,
2013
Net income available to common shareholders - GAAP
$ 210
Effect of tax adjustment
281
Net income available to common shareholders – adjusted
$ 491
Diluted EPS
Diluted EPS – GAAP
$ 0.29
Effect of tax adjustment
0.40
Diluted EPS – adjusted
$ 0.69